As filed with the United States Securities and Exchange Commission on March 31, 2008.
Registration No. 333-142532

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 2
to
FORM S-3
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Superior Energy Services, Inc.
For Co-Registrants, See “Table of Co-Registrants.” (Exact name of each registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1389 (Primary Standard Industrial Classification Code Number)	75-2379388 (I.R.S. Employer Identification Number)
1105 Peters Road
Harvey, Louisiana 70058
(504) 362-4321
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

William B. Masters	Copy to:
Executive Vice President and General Counsel
Superior Energy Services, Inc.
1105 Peters Road
Harvey, Louisiana 70058
(504) 362-4321
(Name, address, including zip code, and telephone number,
including area code, of agent for service)	Scott D. Chenevert Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. 201 St. Charles Avenue, 51st Floor New Orleans, Louisiana 70170 (504) 582-8000 Fax: (504) 582-8583
Approximate date of commencement of proposed sale to the public:
Not applicable.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☐
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☑
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

TABLE OF CO-REGISTRANTS
     Each of the following subsidiaries of Superior Energy Services, Inc., and each other subsidiary that is a guarantor of the securities registered by Registration Statement No. 333-142532, is hereby deemed to be a registrant.

	JURISDICTION OF	I.R.S. EMPLOYER
	INCORPORATION OR	IDENTIFICATION
EXACT NAME OF ADDITIONAL REGISTRANTS*	FORMATION	NUMBER

SESI, L.L.C.	Delaware	76-0664124
1105 Peters Road, L.L.C.	Louisiana	76-0664198
Advanced Oilwell Services, Inc.	Louisiana	72-1436239
Blowout Tools, Inc.	Texas	76-0111962
Concentric Pipe and Tool Rentals, L.L.C.	Louisiana	76-0664127
Connection Technology, L.L.C.	Louisiana	76-0664128
CSI Technologies, LLC	Texas	47-0946936
Drilling Logistics, L.L.C.	Louisiana	76-0664199
Fastorq, L.L.C.	Louisiana	76-0664133
H.B. Rentals, L.C.	Louisiana	72-1307291
International Snubbing Services, L.L.C.	Louisiana	76-0664134
Non-Magnetic Rental Tools, L.L.C.	Louisiana	76-0664213
ProActive Compliance, L.L.C.	Delaware	20-4803434
Production Management Industries, L.L.C.	Louisiana	76-0664137
SEMO, L.L.C.	Louisiana	81-0583622
SEMSE, L.L.C.	Louisiana	81-0583620
Stabil Drill Specialties, L.L.C.	Louisiana	76-0664138
Sub-Surface Tools, L.L.C.	Louisiana	76-0664195
Superior Canada Holding, Inc.	Delaware	20-0833087
Superior Energy Services, L.L.C.	Louisiana	76-0664196
Superior Inspection Services, Inc.	Louisiana	72-1454991
Universal Fishing and Rental Tools, Inc.	Louisiana	02-0634841
Warrior Energy Services Corporation	Delaware	20-8009424
Wild Well Control, Inc.	Texas	74-1873477
Workstrings, L.L.C.	Louisiana	72-1340390

*	The address for each of the co-registrants is 1105 Peters Road, Harvey, Louisiana, 70058, telephone (504) 362-4321.
DEREGISTRATION OF SECURITIES
     This Post-effective Amendment No. 2 to the Registration Statement on Form S-3 (Registration No. 333-142532) (the “Registration Statement”) is being filed by Superior Energy Services, Inc. (the “Company”) and the other co-registrants listed in the Table of Co-Registrants to deregister $400,000,000 aggregate principal amount of its 1.50% Senior Exchangeable Notes due 2026, the common shares of the Company, par value $0.001 per share, issuable upon exchange or repurchase of such notes, and senior guarantees registered pursuant to the Registration Statement. The Company’s obligation to maintain the effectiveness of the Registration Statement has expired pursuant to the terms of that certain Registration Rights Agreement, dated December 12, 2006, among the Company, the guarantors named therein and the initial purchasers of the securities.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

SUPERIOR ENERGY SERVICES, INC.
By:	*
Terence E. Hall
Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Terence E. Hall	Chairman of the Board and Chief Executive Officer and a Director (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)	March 31, 2008

* Enoch L. Dawkins	Director	March 31, 2008

* James M. Funk	Director	March 31, 2008

* Ernest E. Howard, III	Director	March 31, 2008

* Justin L. Sullivan	Director	March 31, 2008

* Richard A. Pattarozzi	Director	March 31, 2008

* Harold J. Bouillion	Director	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

SESI, LLC By: SUPERIOR ENERGY SERVICES, INC.
By:	*
Terence E. Hall
Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Terence E. Hall	Chairman of the Board and Chief Executive Officer and a Director (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)	March 31, 2008

* Enoch L. Dawkins	Director	March 31, 2008

* James M. Funk	Director	March 31, 2008

* Ernest E. Howard, III	Director	March 31, 2008

* Justin L. Sullivan	Director	March 31, 2008

* Richard A. Pattarozzi	Director	March 31, 2008

* Harold J. Bouillion	Director	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

SUPERIOR ENERGY SERVICES, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Terence E. Hall	Director and President (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Executive Vice President, Chief Financial Officer, and Treasurer (Principal Financial Officer)	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

1105 PETERS ROAD, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Terence E. Hall	Director and President (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

H.B. RENTALS, L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Terence E. Hall	Director and President (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Treasurer (Principal Financial Officer)	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

SEMO, L.L.C. SEMSE, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Terence E. Hall	Director and President (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

STABIL DRILL SPECIALTIES, L.L.C. NON-MAGNETIC RENTAL TOOLS, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Sammy Joe Russo	President (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	March 31, 2008

* Terence E. Hall	Director	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

SUB-SURFACE TOOLS, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Kay S. Vinson	President (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	March 31, 2008

* Terence E. Hall	Director	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

PRODUCTION MANAGEMENT INDUSTRIES, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Pat Bernard	(Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	March 31, 2008

* Terence E. Hall	Director	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

INTERNATIONAL SNUBBING SERVICES, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Jack Hardy	President (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	March 31, 2008

* Terence E. Hall	Director	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

CONCENTRIC PIPE AND TOOL RENTALS, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* David Wilson	President (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	March 31, 2008

* Terence E. Hall	Director	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

FASTORQ, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Phillip Jaudon	President (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	March 31, 2008

* Terence E. Hall	Director	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

CONNECTION TECHNOLOGY, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Terence E. Hall	Director and President (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

PROACTIVE COMPLIANCE, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Pat Bernard	President (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	March 31, 2008

* Terence E. Hall	Director	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

DRILLING LOGISTICS, L.L.C.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Ashley M. Lane	President (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	March 31, 2008

* Terence E. Hall	Director	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

WILD WELL CONTROL, INC.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Patrick J. Campbell	President and Chief Executive Officer (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	March 31, 2008

* Terence E. Hall	Director	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

BLOWOUT TOOLS, INC.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Patrick J. Campbell	President (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	March 31, 2008

* Terence E. Hall	Director	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

WORKSTRINGS, L.L.C. SUPERIOR INSPECTION SERVICES, INC. UNIVERSAL FISHING AND RENTAL TOOLS, INC.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Gregory D. Elliott	President (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	March 31, 2008

* Terence E. Hall	Director	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

SUPERIOR CANADA HOLDING, INC.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Terence E. Hall	Director and President (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Treasurer and Secretary (Principal Financial Officer)	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

CSI TECHNOLOGIES, LLC
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Fred L. Sabins	President (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	March 31, 2008

* Terence E. Hall	Director	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

WARRIOR ENERGY SERVICES CORPORATION
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William L. Jenkins	Chief Executive Officer and President (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	March 31, 2008

* Terence E. Hall	Director	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on March 31, 2008.

ADVANCED OILWELL SERVICES, INC.
By:	*
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Jerry W. McConnell	President (Principal Executive Officer)	March 31, 2008

/s/ Robert S. Taylor Robert S. Taylor	Vice President and Treasurer (Principal Financial Officer)	March 31, 2008

* Terence E. Hall	Director	March 31, 2008

* By:	/s/ Robert S. Taylor
Robert S. Taylor
Attorney-in-fact